Exhibit 10.1

THIRD AMENDMENT TO FORBEARANCE AGREEMENT

This Third Amendment to Forbearance Agreement (this “Amendment”), dated as of June 7, 2013, is entered into by and among Interactive Network, Inc., a Nevada corporation (“Interactive”) and FriendFinder Networks Inc., a Nevada corporation (“FFN” and, collectively with Interactive, the “Issuers”), each of the undersigned entities listed as guarantors (collectively, the “Guarantors”) and each of the undersigned holders of the Notes (collectively, together with any other holder of Notes who agrees to be bound by the Agreement, the “Forbearing Holders”).

WHEREAS, the Issuers, the Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”), have entered into that certain Indenture (as amended, modified or supplemented prior to the date hereof, the “Indenture”), dated as of October 27, 2010, in respect of the Issuers’ 14% Senior Secured Notes due 2013 (the “Notes”);

WHEREAS, on November 5, 2012, February 4, 2013 and March 31, 2013, respectively, the Issuers, based upon Excess Cash Flow of the Issuers and their Subsidiaries for the quarterly periods ending September 30, 2012, December 31, 2012 and March 31, 2013, respectively, were obligated to prepay a portion of the Notes, plus any accrued and unpaid interest thereon, pursuant to the Indenture and the Notes (the payment of the amount of such prepayment with interest on such date, the “Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayments”), and the failure to make the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayments within 10 calendar days of the date when due constituted an Event of Default under the Indenture (the “Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayment Defaults”);

WHEREAS, the Forbearing Holders granted the Issuers’ and the Guarantors’ request to forbear from exercising certain of their rights and remedies under the Indenture and from directing the Trustee to exercise such rights and remedies on the Forbearing Holders’ behalf resulting from the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayment Defaults by entering into that certain Forbearance Agreement on or about November 5, 2012 (the “Agreement”), that certain First Amendment to Forbearance Agreement, dated February 4, 2013 (the “First Amendment”), and that certain Second Amendment to Forbearance Agreement, dated May 6, 2013 (the “Second Amendment”) (collectively, the Agreement as amended by the First Amendment and the Second Amendment, the “Amended Agreement”);

WHEREAS, the Issuers and the Guarantors have requested that the Forbearing Holders amend the Amended Agreement in order to forbear from exercising certain of their rights and remedies under the Indenture and from directing the Trustee to exercise such rights and remedies on the Forbearing Holders’ behalf resulting from the Excess Cash Flow Prepayment Defaults; and

WHEREAS, the Forbearing Holders are willing to grant the Issuers' and the Guarantors’ request to amend the Amended Agreement in order to forbear as described herein on the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. Capitalized terms used but not defined in this Amendment, have the meanings ascribed to such terms in the Amended Agreement.

2.             Amendments to the Amended Agreement.

(a)     The definition of “Excess Cash Flow Prepayment” for purposes of the Amended Agreement, as amended by this Amendment, is hereby amended and restated to mean “collectively, the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayments”.

(b)     The definition of “Excess Cash Flow Prepayment Default” for purposes of the Amended Agreement, as amended by this Amendment, is hereby amended and restated to mean “collectively, the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayment Defaults”.

(c)     The definition of “Forbearance Termination Event” contained in Section 1 of the Amended Agreement is hereby amended to delete the reference to “June 7, 2013” and replace it with “July 1, 2013”.

(d)     Section 1 of the Amended Agreement is hereby amended to add the following definitions:

                          “Third Amendment” means the Third Amendment to Forbearance Agreement, dated June 7, 2013, by and among the Issuers, the Guarantors and the Forbearing Holders.

3.             Conditions to Effectiveness.

This Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied by the applicable parties or waived by the Forbearing Holders (the “Effective Date”):

(a)     each Forbearing Holder shall have executed and delivered to the Issuers a counterpart of this Amendment and shall have received a list of all the Forbearing Holders;

(b)     each Forbearing Holder shall have received a duly executed counterpart of this Amendment from the Issuers and each Guarantor listed on the signature pages hereto; and

(c)     on the Effective Date and upon giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, subject to the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayment Defaults.

4.             Representations and Warranties of Issuers and Guarantors.

(a)     This Amendment has been duly executed and delivered by each Issuer and each Guarantor, and each of this Amendment and the Amended Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and principles of equity.

(b)     After giving effect to this Amendment, the representations and warranties of the Issuers and the Guarantors contained in Section 4(a) of the Amended Agreement are true and correct in all material respects on and as of the date hereof.

(c)     After giving effect to this Amendment, each Issuer and each Guarantor reaffirms all covenants and agreements contained in Section 4 of the Amended Agreement.

(d)     After giving effect to this Amendment, no Default or Event of Default other than the Third Quarter 2012, Fourth Quarter 2012 and First Quarter 2013 Excess Cash Flow Prepayment Defaults shall have occurred and be continuing.

5.             Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Photocopies, facsimiles, and electronic scans of original signatures shall have the same force and effect as the original signatures.

6.             Full Force and Effect. Except as expressly provided in this Amendment, the Amended Agreement is not otherwise modified and the Amended Agreement, the Indenture, the Notes, the Security Documents and each of the other agreements related thereto remain unchanged, in full force and effect and are here by ratified and confirmed. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Amended Agreement giving effect hereto. Except as expressly provided above, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Forbearing Holder or the Trustee, nor constitute an amendment or waiver of any provision of the Amended Agreement, the Indenture, the Notes, the Security Documents or any of the other agreements related thereto.

7.             Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.             Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed, sealed and delivered, as applicable, on the day and year first above written.

ISSUERS:

INTERACTIVE NETWORK, INC., a Nevada corporation

By:

Name: Ezra Shashoua
Title: Chief Financial Officer

FRIENDFINDER NETWORKS INC., a Nevada corporation

By:

Name: Ezra Shashoua
Title: Chief Financial Officer

GUARANTORS:

GENERAL MEDIA ART HOLDING, INC.

GENERAL MEDIA COMMUNICATIONS, INC.

GENERAL MEDIA ENTERTAINMENT, INC.

GMCI INTERNET OPERATIONS, INC.

GMI ON-LINE VENTURES, LTD.

PENTHOUSE IMAGES ACQUISITIONS, LTD.

WEST COAST FACILITIES INC.

PMGI HOLDINGS INC.

PURE ENTERTAINMENT TELECOMMUNICATIONS, INC.

PENTHOUSE DIGITAL MEDIA PRODUCTIONS INC.

VIDEO BLISS, INC.

DANNI ASHE, INC.

SNAPSHOT PRODUCTIONS, LLC

VARIOUS, INC.

By:

Name: Ezra Shashoua
Title: Chief Financial Officer

TAN DOOR MEDIA INC.

FIERCE WOMBAT GAMES INC. (f/k/a BIG EGO GAMES INC.)

NAFT NEWS CORPORATION

PLAYTIME GAMING INC.

By:

Name: Ezra Shashoua
Title: Treasurer

ARGUS PAYMENTS INC.

BLUE HEN GROUP INC.

FRIENDFINDER VENTURES INC.

XVHUB GROUP INC. (f/k/a GIANT SWALLOWTAIL INC.)

PERFECTMATCH INC. (f/k/a GOLDENROD SPEAR INC.)

MAGNOLIA BLOSSOM INC.

GLOBAL ALPHABET, INC.
SHARKFISH, INC.
TRAFFIC CAT, INC.
BIG ISLAND TECHNOLOGY GROUP, INC.
FASTCUPID, INC.
MEDLEY.COM INCORPORATED
PPM TECHNOLOGY GROUP, INC.
FRIENDFINDER CALIFORNIA INC.

STREAMRAY INC.

CONFIRM ID, INC.
FRNK TECHNOLOGY GROUP
TRANSBLOOM, INC.

STREAMRAY STUDIOS INC.

By:

Name: Ezra Shashoua
Title: Chief Financial Officer

FORBEARING HOLDERS:

By:_______________________________________

Name:____________________________________

Title:_____________________________________